As filed with the Securities and Exchange Commission on April 11, 2012

Registration No. 333-159654

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-3

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

EXPRESS SCRIPTS, INC.

*And the Subsidiary Guarantors listed below

(Exact name of registrant as specified in its charter)

DELAWARE	43-1420563
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO 63121

(Address, including zip code, of registrant’s principal executive offices)

Keith J. Ebling, Esq.

Vice President

c/o Express Scripts Holding Company

One Express Way

St. Louis, Missouri 63121

(314) 996-0900

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Stacy J. Kanter

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

Telephone: (212) 735-3000

Facsimile: (212) 735-2000

Approximate date of commencement of proposed sale to the public: Not Applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, please check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

*TABLE OF SUBSIDIARY GUARANTOR REGISTRANTS

Name, Address and Telephone Number(1)	State or Other Jurisdiction of Incorporation	I.R.S Employer Identification Number

Airport Holdings, LLC	New Jersey	75-3040465

Byfield Drug, Inc.	Massachusetts	01-0705518

Care Continuum, Inc.	Kentucky	61-1162797

CFI of New Jersey, Inc.	New Jersey	22-3114423

Chesapeake Infusion, Inc.	Florida	22-3835126

ConnectYourCare Company, LLC	Delaware	20-2996995

ConnectYourCare, LLC	Maryland	26-1274092

CuraScript, Inc.	Delaware	36-4369972

CuraScript PBM Services, Inc.	Delaware	36-4374570

Diversified Pharmaceutical Services, Inc.	Minnesota	41-1627938

ESI Acquisition, Inc.	New York	16-1279199

ESI Claims, Inc.	Delaware	43-1869691

ESI Enterprises, LLC	Delaware	56-2356810

ESI-GP Holdings, Inc.	Delaware	43-1925556

ESI Mail Order Processing, Inc.	Delaware	74-2974964

ESI Mail Pharmacy Service, Inc.	Delaware	43-1867735

ESI Partnership	Delaware	43-1925562

ESI Realty, LLC	New Jersey	75-3040456

ESI Resources, Inc.	Minnesota	41-2006555

Express Scripts Canada Holding, Co.	Delaware	43-1942542

Express Scripts Canada Holding, LLC	Delaware	27-1490640

Express Scripts MSA, LLC	Florida	20-0551334

Express Scripts Pharmaceutical Procurement, LLC	Delaware	20-5826948

Express Scripts Services Company	Delaware	43-1832983

Express Scripts Senior Care, Inc.	Delaware	20-3126075

Express Scripts Senior Care Holdings, Inc.	Delaware	20-3126104

Express Scripts Specialty Distribution Services, Inc.	Delaware	43-1869712

Express Scripts Utilization Management Co.	Delaware	43-1869714

Express Scripts WC, Inc.	Florida	59-2997634

Freco, Inc.	Florida	02-0523249

Freedom Service Company, LLC	Florida	20-3229217

Healthbridge, Inc.	Delaware	26-2159005

Healthbridge Reimbursement and Product Support, Inc.	Massachusetts	04-2992335

iBiologic, Inc.	Delaware	20-0325621

IVTx, Inc.	Delaware	43-1794690

Lynnfield Compounding Center, Inc.	Florida	58-2593075

Lynnfield Drug, Inc.	Florida	04-354-6044

Matrix GPO LLC	Indiana	51-0500147

Mooresville On-Site Pharmacy, LLC	Delaware	26-1102625

National Prescription Administrators, Inc.	New Jersey	22-2230703

Priorityhealthcare.com, Inc.	Florida	59-3573515

Priority Healthcare Corporation	Indiana	35-1927379

Priority Healthcare Corporation West	Nevada	88-0445494

Priority Healthcare Distribution, Inc.	Florida	59-3761140

Priority Healthcare Pharmacy, Inc.	Florida	59-3099905

Sinuspharmacy, Inc.	Florida	56-2394216

Specialty Infusion Pharmacy, Inc.	Florida	74-3105470

Spectracare, Inc.	Kentucky	61-1147068

Spectracare Health Care Ventures, Inc.	Kentucky	61-1317695

Spectracare of Indiana	Indiana	35-1807559

Spectracare Infusion Pharmacy, Inc.	Kentucky	61-1147067

Value Health, Inc.	Delaware	06-1194838

YourPharmacy.com, Inc.	Delaware	43-1842584

(1)	The address of the principal executive office for each of these additional registrants is One Express Way, St. Louis, Missouri 63121. Their telephone number is (314) 996-0900.

Explanatory Note

On April 2, 2012, pursuant to an Agreement and Plan of Merger, dated as of July 20, 2011, as amended on November 7, 2011 (the “Merger Agreement”), by and among Express Scripts, Inc. (the “Company”), Medco Health Solutions, Inc., Express Scripts Holding Company (formerly known as Aristotle Holding, Inc.), Aristotle Merger Sub, Inc. and Plato Merger Sub, Inc., Aristotle Merger Sub, Inc. merged with and into the Company (the “Merger”), with the Company surviving as a wholly-owned subsidiary of Express Scripts Holding Company. In connection with the Merger, the registrants have terminated all offerings of their securities pursuant to the Registration Statement on Form S-3 (File No. 333-159654), as amended (the “Registration Statement”).

This Post-Effective Amendment No. 2 to the Registration Statement is being filed solely for the purpose of deregistering any and all securities registered under the Registration Statement that remain unsold.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

EXPRESS SCRIPTS, INC.

By:	/s/ Jeffrey Hall
Name:	Jeffrey Hall
Title:	President and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Jeffrey Hall Jeffrey Hall	President and Chief Accounting Officer (Principal Executive, Financial and Accounting Officer)	April 11, 2012

/s/ Keith J. Ebling Keith J. Ebling	Director	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

AIRPORT HOLDINGS, LLC
ESI REALTY, LLC

By:	Express Scripts, Inc., as sole Member

By:	/s/ Jeffrey Hall
Name:	Jeffrey Hall
Title:	President and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Jeffrey Hall Jeffrey Hall	President and Chief Accounting Officer of Express Scripts, Inc. (Principal Executive, Financial and Accounting Officer)	April 11, 2012

/s/ Keith J. Ebling Keith J. Ebling	Director of Express Scripts, Inc.	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

BYFIELD DRUG, INC.
CARE CONTINUUM, INC.
CFI OF NEW JERSEY, INC.
CHESAPEAKE INFUSION, INC.
CURASCRIPT PBM SERVICES, INC.
DIVERSIFIED PHARMACEUTICAL SERVICES, INC.
ESI ACQUISITION, INC.
ESI CLAIMS, INC.
ESI MAIL ORDER PROCESSING, INC.
EXPRESS SCRIPTS SERVICES COMPANY
FRECO, INC.
HEALTHBRIDGE, INC.
HEALTHBRIDGE REIMBURSEMENT AND PRODUCT SUPPORT, INC. iBIOLOGIC, INC.
IVTX, INC.
LYNNFIELD COMPOUNDING CENTER, INC.
LYNNFIELD DRUG, INC.
NATIONAL PRESCRIPTION ADMINISTRATORS, INC.
PRIORITY HEALTHCARE CORPORATION
PRIORITY HEALTHCARE CORPORATION WEST
PRIORITY HEALTHCARE DISTRIBUTION, INC.
PRIORITYHEALTHCARE.COM, INC.
PRIORITY HEALTHCARE PHARMACY, INC.
SINUSPHARMACY, INC.
SPECIALTY INFUSION PHARMACY, INC.
SPECTRACARE, INC.
SPECTRACARE HEALTH CARE VENTURES, INC.
SPECTRACARE INFUSION PHARMACY, INC.
VALUE HEALTH, INC.
YOURPHARMACY.COM, INC.

By:	/s/ Keith J. Ebling
Name:	Keith J. Ebling
Title:	Vice President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Jeffrey Hall Jeffrey Hall	President and Treasurer (Principal Executive, Financial and Accounting Officer)	April 11, 2012

/s/ Keith J. Ebling Keith J. Ebling	Director	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

CONNECTYOURCARE COMPANY LLC
CONNECTYOURCARE, LLC

By:	/s/ Keith J. Ebling
Name:	Keith J. Ebling
Title:	Vice President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Keith J. Ebling Keith J. Ebling	Vice President (Principal Executive Officer)	April 11, 2012

/s/ Jeffrey Hall Jeffrey Hall	Treasurer (Principal Financial and Accounting Officer)	April 11, 2012

/s/ Patrick McNamee Patrick McNamee	Director	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

CURASCRIPT, INC.
ESI MAIL PHARMACY SERVICE, INC.
EXPRESS SCRIPTS SPECIALTY DISTRIBUTION SERVICES, INC.

By:	/s/ Patrick McNamee
Name:	Patrick McNamee
Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Patrick McNamee Patrick McNamee	President (Principal Executive Officer)	April 11, 2012

/s/ Kelley Elliott Kelley Elliott	Treasurer (Principal Financial and Accounting Officer)	April 11, 2012

/s/ Patrick McNamee Patrick McNamee	Director	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

MOORESVILLE ON-SITE PHARMACY, LLC

By:	/s/ Patrick McNamee
Name:	Patrick McNamee
Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Patrick McNamee Patrick McNamee	President (Principal Executive Officer)	April 11, 2012

/s/ Kelley Elliott Kelley Elliott	Treasurer (Principal Financial and Accounting Officer)	April 11, 2012

/s/ Patrick McNamee Patrick McNamee	Manager	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

ESI ENTERPRISES, LLC EXPRESS SCRIPTS CANADA HOLDING, LLC EXPRESS SCRIPTS PHARMACEUTICAL PROCUREMENT, LLC FREEDOM SERVICE COMPANY, LLC MATRIX GPO LLC

By:	/s/ Jeffrey Hall
Name:	Jeffrey Hall
Title:	President and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Jeffrey Hall Jeffrey Hall	President and Treasurer (Principal Executive, Financial and Accounting Officer)	April 11, 2012

/s/ Keith J. Ebling Keith J. Ebling	Manager	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

ESI-GP HOLDINGS, INC.
ESI RESOURCES, INC.

By:	/s/ Tom Rocheford
Name:	Tom Rocheford
Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Tom Rocheford Tom Rocheford	President (Principal Executive Officer)	April 11, 2012

/s/ Matt Dietrich Matt Dietrich	Vice President and Treasurer (Principal Financial and Accounting Officer)	April 11, 2012

/s/ Matt Dietrich Matt Dietrich	Director	April 11, 2012

/s/ Tom Rocheford Tom Rocheford	Director	April 11, 2012

/s/ Marcus Magnuson Marcus Magnuson	Director	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

ESI PARTNERSHIP

By:	Express Scripts, Inc., as Partner

By:	/s/ Jeffrey Hall
Name:	Jeffrey Hall
Title:	President and Chief Accounting Officer

ESI PARTNERSHIP

By:	ESI-GP Holdings, Inc., as Partner

By:	/s/ Tom Rocheford
Name:	Tom Rocheford
Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Jeffrey Hall Jeffrey Hall	President and Chief Accounting Officer of Express Scripts, Inc. (Principal Executive, Financial and Accounting Officer)	April 11, 2012

/s/ Jeffrey Hall Jeffrey Hall	Director of Express Scripts, Inc.	April 11, 2012

/s/ Tom Rocheford Tom Rocheford	President of ESI-GP Holdings, Inc. (Principal Executive Officer)	April 11, 2012

/s/ Matt Dietrich Matt Dietrich	Vice President and Treasurer of ESI-GP Holdings, Inc. (Principal Financial and Accounting Officer)	April 11, 2012

/s/ Tom Rocheford Tom Rocheford	Director of ESI-GP Holdings, Inc.	April 11, 2012

/s/ Matt Dietrich Matt Dietrich	Director of ESI-GP Holdings, Inc.	April 11, 2012

/s/ Marcus Magnuson Marcus Magnuson	Director of ESI-GP Holdings, Inc.	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

SPECTRACARE OF INDIANA

By:	Spectracare, Inc., as Partner

By:	/s/ Keith J. Ebling
Name:	Keith J. Ebling
Title:	Vice President

SPECTRACARE OF INDIANA

By:	Care Continuum, Inc., as Partner

By:	/s/ Keith J. Ebling
Name:	Keith J. Ebling
Title:	Vice President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Jeffrey Hall Jeffrey Hall	President and Treasurer of Spectracare, Inc. (Principal Executive, Financial and Accounting Officer)	April 11, 2012

/s/ Keith J. Ebling Keith J. Ebling	Director of Spectracare, Inc.	April 11, 2012

/s/ Jeffrey Hall Jeffrey Hall	President and Treasurer of Care Continuum, Inc. (Principal Executive, Financial and Accounting Officer)	April 11, 2012

/s/ Keith J. Ebling Keith J. Ebling	Director of Care Continuum, Inc.	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

EXPRESS SCRIPTS CANADA HOLDING CO.

By:	/s/ Keith J. Ebling
Name:	Keith J. Ebling
Title:	Vice President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Keith J. Ebling Keith J. Ebling	Vice President (Principal Executive, Financial and Accounting Officer)	April 11, 2012

/s/ Jeffrey Hall Jeffrey Hall	Director	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

EXPRESS SCRIPTS CANADA HOLDING, LLC

By:	/s/ Jeffrey Hall
Name:	Jeffrey Hall
Title:	Chairman and Treasurer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Jeffrey Hall Jeffrey Hall	Chairman and Treasurer (Principal Executive, Financial and Accounting Officer)	April 11, 2012

/s/ Keith J. Ebling Keith J. Ebling	Manager	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

EXPRESS SCRIPTS MSA, LLC

By:	/s/ Edward Ignaczak
Name:	Edward Ignaczak
Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Edward Ignaczak Edward Ignaczak	President (Principal Executive Officer)	April 11, 2012

/s/ Matthew Harper Matthew Harper	Vice President and Treasurer (Principal Financial and Accounting Officer)	April 11, 2012

/s/ Edward Ignaczak Edward Ignaczak	Manager	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

EXPRESS SCRIPTS WC, INC.

By:	/s/ Edward Ignaczak
Name:	Edward Ignaczak
Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Edward Ignaczak Edward Ignaczak	President (Principal Executive Officer)	April 11, 2012

/s/ Matthew Harper Matthew Harper	Vice President and Treasurer (Principal Financial and Accounting Officer)	April 11, 2012

/s/ Edward Ignaczak Edward Ignaczak	Director	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

EXPRESS SCRIPTS SENIOR CARE, INC. EXPRESS SCRIPTS SENIOR CARE HOLDINGS, INC.

By:	/s/ George Paz
Name:	George Paz
Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ George Paz George Paz	President (Principal Executive Officer)	April 11, 2012

/s/ Kelley Elliott Kelley Elliott	Treasurer and Assistant Secretary (Principal Financial and Accounting Officer)	April 11, 2012

/s/ George Paz George Paz	Director	April 11, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis, State of Missouri, on the 11th day of April, 2012.

EXPRESS SCRIPTS UTILIZATION MANAGEMENT CO.

By:	/s/ Patrick McNamee
Name:	Patrick McNamee
Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

Name	Title	Date

/s/ Patrick McNamee Patrick McNamee	President (Principal Executive Officer)	April 11, 2012

/s/ Kelley Elliott Kelley Elliott	Treasurer (Principal Financial and Accounting Officer)	April 11, 2012

/s/ George Paz George Paz	Director	April 11, 2012